EXHIBIT 10.19

DIRECTOR STOCK PURCHASE PLAN OFFER AND ACCEPTANCE FORMS

                                   Memorandum

To:               ___________________
From:             ___________________, Chairman of the Board/President
Subject:          Director Stock Purchase Plan
Date:             ____________________


The Board of Directors of CN Bancorp, Inc. approved on __________________ stock purchase options for directors under the Director Stock Purchase Plan, whereby all directors, including directors-emeritus, of CN Bancorp or its subsidiary, County National Bank, may purchase common stock of CN Bancorp.

For this option award, the number of shares that a director is eligible to purchase is _____. A director may purchase this number of shares or any portion thereof, but not less than 50 shares.

The purchase price for the purchased stock will be $_____, the fair market value as defined by the Plan on _________________.

Directors wishing to purchase stock under this option award must respond to this offer by completing the "Acceptance of Option" form and submitting it to __________________, Corporate Secretary, by ________________.

Directors who have accepted this option to purchase stock under the Director Stock Purchase Plan must purchase the stock by _________________. The payment must be made in one lump sum. After the _____________ date, no stock can be purchased under this Director Stock Purchase Plan award.

This memorandum summarizes the general parameters of this option program. Reference should be made to the plan document which is attached for additional information.









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                              ACCEPTANCE OF OPTION
                        Date of Grant: __________________



Director name:                              ___________________
Number of shares available for purchase:    _________

I hereby elect to accept my option to purchase __________ shares of CN Bancorp, Inc. common stock at a purchase price of $_____ per share for a total purchase price of __________, such amount being due and payable to CN Bancorp, Inc. on or before _________________ under the Director Stock Purchase Plan.



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Signature of Director                       Date





Stock purchased by the above named director should be titled as follows:

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